UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2026 (November 9, 2026)

POLOMAR HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56555	86-1006313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

575 Lexington Avenue, Suite 17-143, New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 425-7575

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry Into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation.

Effective November 9, 2026, Polomar Health Services, Inc. (the “Company”) executed a Promissory Note and Loan Agreement (the “Note”) in favor of Island 40 Group, LLC (“I4G” or the “Lender”) in the principal amount of $450,000 reflecting the amount of commissions due and owing to I4G for services provided to the Company by I4G pursuant to the terms of a certain Sales Director and Distribution Agreement in effect between the Company and I4G. Polomar Specialty Pharmacy, LLC, a wholly owned subsidiary of the Company (the “Guarantor”), is also a party to the Note as a guarantor of the Note and accepts all obligations of the Company thereunder.

The Note bears interest at an initial rate of 10% per annum, simple interest through December 31, 2026, and thereafter at a rate equal to the prime interest rate as published on the first day of each month in the Wall Street Journal – Money Rates plus 4%. The Note shall mature and be payable in full on March 31, 2027.

The Company may prepay the Note in whole or in part at any time without penalty or premium. Payments are applied first to fees, then to accrued interest, then to principal.

The Note contains customary events of default. If a bankruptcy or insolvency event occurs, all amounts under the Note become due immediately and automatically. For any other event of default, the Lender may declare all amounts due.

The Lender may assign the Note to a third party without notice to or consent of the Company. The Company may not assign its obligations without the Lender’s written consent. The Company has waived rights of setoff, counterclaim and defense to payment.

This description is a summary only and is qualified in its entirety by the full text of the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Promissory Note and Loan Agreement Effective November 9, 2026, between Island 40 Group. LLC and Polomar Health Services, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLOMAR HEALTH SERVICES, INC.

Date: November 13, 2026	By:	/s/ Terrence M. Tierney
	Name:	Terrence M. Tierney
	Title:	Interim Chief Executive Officer